                                                                   EXHIBIT 99.16
INVESTMENT PERFORMANCE -- EV TRADITIONAL ARIZONA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 25, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/25/91      $962.50        $1,291.13      34.14%      7.58%         29.11%      6.56%

1 YEAR ENDED
07/31/95          07/31/94      $962.09        $1,024.04      6.44%       6.44%         2.45%       2.45%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 07/31/95 was 4.45% and was calculated by annualizing the most recent dividend distribution ($0.038575360) and dividing the result by the current maximum offering price ($9.88).


The effective distribution rate as of 07/31/95 was 4.55% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                 (365/32)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1] - 1

                                                                      Exhibit 16
                     EV TRADITIONAL ARIZONA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/95:

                            Interest Income Earned:     $12,103
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $12,103

 Minus                                    Expenses:      $2,980
                                                         ------
 Equal                       Net Investment Income:      $9,123

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     257,263
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0355

                 Net Asset Value Per Share 7/31/95:       $9.88

                                     30 Day Yield*:       4.35%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.30%

         Divided by one minus a tax rate of 34.59%:     0.6541
                                                         ------
 Equal                     Tax Equivalent Yield***:       6.65%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0355/$9.88)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

INVESTMENT PERFORMANCE -- EV TRADITIONAL COLORADO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 25, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $962.49        $1,130.44      17.45%      5.64%         13.05%      4.27%

1 YEAR ENDED
07/31/95          07/31/94      $962.27        $1,018.93      5.89%       5.89%         1.92%       1.92%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P     =  an initial investment of $1,000 **
                         T     =  average annual total return
                         n     =  number of years
                         ERV   =  ending redeemable value of $1,000 initial
                                  investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.


CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 4.62% and was calculated by annualizing the most recent dividend distribution ($0.038838368) and dividing the result by the current maximum offering price ($9.59).


The effective distribution rate as of 07/31/95 was 4.72% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                 (365/32)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1] - 1

                                                                      Exhibit 16

                     EV TRADITIONAL COLORADO MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/95:

                            Interest Income Earned:      $9,829
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:      $9,829

 Minus                                    Expenses:      $2,031
                                                         ------
 Equal                       Net Investment Income:      $7,798

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     212,129
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0368

                 Net Asset Value Per Share 7/31/95:       $9.59

                                     30 Day Yield*:       4.65%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.74%

         Divided by one minus a tax rate of 34.45%:      0.6555
                                                         ------
 Equal                     Tax Equivalent Yield***:       7.09%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0368/$9.59)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Colorado tax rate of 34.45%

                                                                      Exhibit 16

       INVESTMENT PERFORMANCE -- EV TRADITIONAL CONNECTICUT TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 1, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                    VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $962.76        $1,160.72      20.56%      5.92%         16.07%      4.69%

1 YEAR ENDED
07/31/95          07/31/94      $962.82        $1,019.56      5.89%       5.89%         1.96%       1.96%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.


        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.49% and was calculated by annualizing the most recent dividend distribution ($0.048835633) and dividing the result by the current maximum offering price ($10.48).

The effective distribution rate as of 07/31/95 was 5.63% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                 (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                                                                      Exhibit 16

                    EV TRADITIONAL CONNECTICUT TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:             $5,264
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $5,264

 Minus                                     Expenses:               $461
                                                             ----------
 Equal                        Net Investment Income:             $4,803

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            106,803
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0450

                  Net Asset Value Per Share 7/31/95:             $10.48

                                      30 Day Yield*:              5.21%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                       Tax Equivalent Yield**:              7.55%

          Divided by one minus a tax rate of 34.11%:             0.6589
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.91%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0450/$10.48)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and Connecticut tax rate of 34.11%

                                                                      Exhibit 16

                    EV TRADITIONAL CONNECTICUT TAX FREE FUND
                              CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:          $5,264
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $5,264

 Minus                                    Expenses:            $461

                                                         ----------
 Equal                       Net Investment Income:          $4,803

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         106,803
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0450

          Maximum Offering Price Per Share 7/31/95:          $10.48

                                     30 Day Yield*:           5.21%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0450/$10.48)+1)-1]

                                                                      Exhibit 16

INVESTMENT PERFORMANCE -- EV TRADITIONAL MICHIGAN MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 19, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $962.54        $1,257.82      30.68%      6.44%         25.78%      5.50%

1 YEAR ENDED
07/31/95          07/31/94      $962.42        $1,015.52      5.52%       5.52%         1.56%       1.56%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.


CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 07/31/95 was 4.40% and was calculated by annualizing the most recent dividend distribution ($0.037084960) and dividing the result by the current maximum offering price ($9.62).


The effective distribution rate as of 07/31/95 was 4.49% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                  (365/32)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1] - 1

                                                                      Exhibit 16

                  EV TRADITIONAL MICHIGAN MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/95:

                            Interest Income Earned:     $22,321
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $22,321

 Minus                                    Expenses:      $6,814
                                                         ------
 Equal                       Net Investment Income:     $15,507

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     490,262
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0316

                 Net Asset Value Per Share 7/31/95:       $9.62

                                     30 Day Yield*:       3.97%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       5.75%

         Divided by one minus a tax rate of 36.54%:      0.6346
                                                         ------
 Equal                     Tax Equivalent Yield***:       6.26%



 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0316/$9.62)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 36.54%

                                                                      Exhibit 16

INVESTMENT PERFORMANCE -- EV TRADITIONAL MINNESOTA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 29, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/29/91      $962.55        $1,214.72      26.20%      5.98%         21.47%      4.97%

1 YEAR ENDED
07/31/95          07/31/94      $962.01        $1,004.78      4.45%       4.45%         0.53%       0.53%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.


CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 07/31/95 was 4.58% and was calculated by annualizing the most recent dividend distribution ($0.038750688) and dividing the result by the current maximum offering price ($9.66).


The effective distribution rate as of 07/31/95 was 4.67% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                 (365/32)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1] - 1

                                                                      Exhibit 16

                    EV TRADITIONAL MINNESOTA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                     For the 30 days ended 7/31/95:

                            Interest Income Earned:     $18,476
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:     $18,476

 Minus                                    Expenses:      $4,471
                                                         ------
 Equal                       Net Investment Income:     $14,005

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     396,224
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0353

                 Net Asset Value Per Share 7/31/95:       $9.66

                                     30 Day Yield*:       4.43%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.41%

         Divided by one minus a tax rate of 36.87%:     0.6313
                                                         ------
 Equal                     Tax Equivalent Yield***:       7.02%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0353/$9.66)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

                                                                      Exhibit 16

       INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW JERSEY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                     VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $962.06        $1,331.56      38.42%      7.39%         33.16%      6.48%

1 YEAR ENDED
07/31/95          07/31/94      $962.24        $1,025.94      6.62%       6.62%         2.59%       2.59%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.69% and was calculated by annualizing the most recent dividend distribution ($0.050109609) and dividing the result by the current maximum offering price ($10.37).

The effective distribution rate as of 07/31/95 was 5.84% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                 (365/31)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                                                                      Exhibit 16

                    EV TRADITIONAL NEW JERSEY TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 7/31/95:

                             Interest Income Earned:             $7,917
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $7,917

 Minus                                     Expenses:               $692
                                                             ----------
 Equal                        Net Investment Income:             $7,225

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            154,840
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0467

                  Net Asset Value Per Share 7/31/95:             $10.37

                                      30 Day Yield*:              5.46%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              7.91%

          Divided by one minus a tax rate of 35.54%:             0.6446
                                                             ----------
 Equal                      Tax Equivalent Yield***:              8.47%


  *Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0467/$10.37)+1)-1]

 **Assuming a tax rate of 31%

***Assuming a combined federal and New Jersey tax rate of 35.54%

                                                                      Exhibit 16

                  EV TRADITIONAL NEW JERSEY TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 7/31/95:

                            Interest Income Earned:         $7,917
 Plus                       Dividend Income Earned:
                                                        ----------
 Equal                                Gross Income:         $7,917

 Minus                                    Expenses:           $692
                                                        ----------
 Equal                       Net Investment Income:         $7,225

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        154,840
                                                        ----------
 Equal      Net Investment Income Earned Per Share:        $0.0467

          Maximum Offering Price Per Share 7/31/95:         $10.37

                                     30 Day Yield*:          5.46%

 *Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0467/$10.37)+1)-1]

                                                                     Exhibit 16

      INVESTMENT PERFORMANCE -- EV TRADITIONAL PENNSYLVANIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                      VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              01/08/91      $962.39        $1,317.22      36.87%      7.13%         31.72%      6.23%

1 YEAR ENDED
07/31/95          07/31/94      $962.64        $1,014.78      5.41%       5.41%         1.48%       1.48%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 07/31/95 was 5.64% and was calculated by annualizing the most recent dividend distribution ($0.049684940) and dividing the result by the current maximum offering price ($10.37).

The effective distribution rate as of 07/31/95 was 5.79% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                   (365/31)
          EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1] - 1

                                                                     Exhibit 16

                   EV TRADITIONAL PENNSYLVANIA TAX FREE FUND
                        TAX EQUIVALENT YIELD CALCULATION

                              For the 30 days ended 7/31/95:

                                     Interest Income Earned:             $7,338
         Plus                        Dividend Income Earned:
                                                                         ------
         Equal                                 Gross Income:             $7,338

         Minus                                     Expenses:               $614
                                                                         ------
         Equal                        Net Investment Income:             $6,724

         Divided by           Average daily number of shares
                              outstanding that were entitled
                                       to receive dividends:            144,221
                                                                         ------
         Equal       Net Investment Income Earned Per Share:            $0.0466

                          Net Asset Value Per Share 7/31/95:             $10.37

                                              30 Day Yield*:              5.46%

         Divided by           One minus the Tax Rate of 31%:               0.69
                                                                         ------
         Equal                       Tax Equivalent Yield**:              7.91%

                  Divided by one minus a tax rate of 37.99%:             0.6201
                                                                         ------
         Equal                      Tax Equivalent Yield***:              8.81%


  *Yield is calculated on a bond equivalent rate as follows:
                                  6
         2[(($0.0466/$10.37)+1)-1]

 ** Assuming a tax rate of 31%

*** Assuming a combined federal and Pennsylvania tax rate of 37.99%

                                                                 Exhibit 16
                   EV TRADITIONAL PENNSYLVANIA TAX FREE FUND
                              CALCULATION OF YIELD

                             For the 30 days ended 7/31/95:

                                    Interest Income Earned:          $7,338
         Plus                       Dividend Income Earned:
                                                                     ------
         Equal                                Gross Income:          $7,338

         Minus                                    Expenses:            $614
                                                                     ------
         Equal                       Net Investment Income:          $6,724

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:         144,221
                                                                    -------
         Equal      Net Investment Income Earned Per Share:         $0.0466

                  Maximum Offering Price Per Share 7/31/95:          $10.37

                                             30 Day Yield*:           5.46%

         *Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0466/$10.37)+1)-1]

INVESTMENT PERFORMANCE -- EV TRADITIONAL TEXAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from March 24, 1992 through July 31, 1995 and for the 1 year period ended July 31, 1995. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              03/24/92      $962.49        $1,176.61      22.25%      6.17%         17.66%      4.97%

1 YEAR ENDED
07/31/95          07/31/94      $962.46        $1,012.08      5.16%       5.16%         1.21%       1.21%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P    =  an initial investment of $1,000 **
                         T    =  average annual total return
                         n    =  number of years
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period

Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T    =  cumulative total return including the maximum
                                 sales charge
                         ERV  =  ending redeemable value of $1,000 initial
                                 investment at the end of the period
                         P    =  an initial investment of $1,000 ***

  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.


CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 07/31/95 was 4.90% and was calculated by annualizing the most recent dividend distribution ($0.041030144) and dividing the result by the current maximum offering price ($9.55).

The effective distribution rate as of 07/31/95 was 5.01% and was calculated by dividing the distribtion rate by the compounding period (365/32), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                 (365/32)
       EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/32))+1] - 1

                                                                      Exhibit 16


                      EV TRADITIONAL TEXAS MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 7/31/95:

                            Interest Income Earned:      $2,221
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:      $2,221

 Minus                                    Expenses:        $440
                                                         ------
 Equal                       Net Investment Income:      $1,781

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      50,865
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0350

                 Net Asset Value Per Share 7/31/95:       $9.58

                                     30 Day Yield*:       4.42%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       6.41%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.030/$9.58)+1)-1]

 ** Assuming a tax rate of 31%